                                                                                                                        EXHIBIT 99.1

EXECUTION VERSION

INCREASE JOINDER, dated as of November 1, 2010 (this “Increase Joinder”), among SALEM COMMUNICATIONS CORPORATION, a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Increase Lender”), the Guarantors party to the Credit Agreement (as defined below) (the “Guarantors”) and BANK OF AMERICA, N.A. in its capacity as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer under the Credit Agreement dated as of December 1, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent and the other Lenders party thereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower has requested, pursuant to Section 2.14 of the Credit Agreement, an increase of $10,000,000 of Commitments (the “Additional Commitments”) to the Facility, the proceeds of which will be used in compliance with Section 6.11 of the Credit Agreement;

WHEREAS, the Increase Lender party hereto has agreed to make the Additional Commitments to the Borrower on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.

Increase Joinder.  The Increase Lender agrees (i) that it shall be considered a Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to make the Additional Commitments to the Borrower in the aggregate amount set forth on Schedule I on the Revolving Credit Increase Effective Date and from thereafter as Commitments under the Credit Agreement.  The Additional Commitments shall constitute Commitments under the Credit Agreement and the loans made pursuant to the Additional Commitments shall constitute Revolving Credit Loans.  The terms and provisions of the Additional Commitments shall be identical to the initial Commitments and the terms of the Revolving Credit Loans made pursuant to the Additional Commitments shall be identical to those of the Revolving Credit Loans made pursuant to the initial Commitments.  The aggregate amount of the Additional Commitments made under this Increase Joinder shall not exceed $10,000,000.  The Borrower shall use the proceeds of the Additional Commitments as set forth in the first recital to this Increase Joinder.

Section 2.

Representations and Warranties.  The Loan Parties represent and warrant to the Increase Lender as of the date hereof and the Revolving Credit Increase Effective Date (after giving effect to the Additional Commitments) that:

(a)

The following statements shall be true on the date of such Credit Extensions, both before and after giving effect thereto and to the application of the proceeds thereof:

(i)

the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the Revolving Credit Increase Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; provided that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the financial statements furnished by the Borrower for the fiscal year ended December 31, 2009 and the fiscal quarter ended June 30, 2010;

(ii)

no Default exists; and

(iii)

the Borrower will be in compliance with Section 7.11 of the Credit Agreement on a Pro Forma Basis (after giving effect to any drawings under the Additional Commitments on the Revolving Credit Increase Effective Date).

(b)

After giving effect to this Increase Joinder, the execution, delivery, performance or effectiveness of this Increase Joinder will not impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the Obligations including those in respect of the Additional Commitments established hereunder whether heretofore or hereafter incurred.

Section 3.

Conditions to Effectiveness.  This Increase Joinder shall become effective on the date (the “Revolving Credit Increase Effective Date”) on which each of the following conditions is satisfied or waived:

(a)

Certain Documents.  The Administrative Agent shall have received on or prior to the Revolving Credit Increase Effective Date each of the following, each dated the Revolving Credit Increase Effective Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:

(i)

this Increase Joinder executed by the Increase Lender and the other parties hereto;

(ii)

a certificate of each Loan Party, signed by a Responsible Officer of such Loan Party, certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Additional Commitments and this Increase Joinder;

(iii)

a certificate of the Borrower, signed by a Responsible Officer of the Borrower, to the effect that each of the conditions set forth in Section 2.14(e) of the Credit Agreement and this Section 3 have been satisfied;

(iv)

a favorable opinion of Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties, in form reasonably satisfactory to the Administrative Agent;

(v)

(i) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto) and (ii) a copy of, or a certificate as to coverage under, the insurance policies required by Section 6.07 of the Credit Agreement including, without limitation, flood insurance policies) and the applicable provisions of the Collateral Documents, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Administrative Agent, on behalf of the Secured Parties, as additional insured, in form and substance satisfactory to the Administrative Agent; and

(vi)

such other documents as the Administrative Agent may reasonably request.

(b)

Fees and Expenses Paid.  There shall have been paid to the Administrative Agent, for the account of the Administrative Agent, all fees and expenses (including reasonable fees and expenses of counsel) due and payable on or before the Revolving Credit Increase Effective Date.

(c)

Prepayment.  The Borrower shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under Section 2.14 of the Credit Agreement.

(d)

Patriot Act.  All documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations shall have been provided to the Increase Lender.

(e)

Lender Fees.  Increase Lender shall have received from Borrower its loan fee in the amount of $40,000.

Section 4.

Expenses.  Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by them in connection with this Increase Joinder, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 5.

Real Estate Matters.  The Borrower covenants that it shall prepare execute and deliver (or cause to be prepared, executed and delivered) to the Administrative Agent:

(a)

with respect to each Mortgage encumbering Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”) in order to cause the Obligations (as increased by the making of the Additional Commitments) to be appropriately secured by the property underlying such Mortgages, each such Mortgage Amendment duly executed and acknowledged by the applicable Loan Party, in each case, in form for recording in the recording office where each such Mortgaged Property is located, together with such documentation, certificates, affidavits, questionnaires or returns as shall be required in connection with the recording thereof under applicable law,

(b)

with respect to each Mortgage Amendment, a copy of the existing Mortgage Policy and an endorsement with respect thereto (collectively, the “Mortgage Title Policy”) relating to the Mortgage encumbering such Mortgaged Property assuring the Administrative Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Administrative Agent for the benefit of the Secured Parties free and clear of all defects and encumbrances and liens except as expressly permitted by the Credit Agreement, and such Mortgage Title Policy shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent;

(c)

with respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (1) shall be addressed to the Administrative Agent and each of the Secured Parties (including, the Increase Lender), (2) shall cover the due authorization, execution, delivery and enforceability of the respective Mortgage as amended by the respective Mortgage Amendment, as applicable, and such other matters incidental to the transactions contemplated herein as the Administrative Agent may reasonably request and (3) shall be in form and substance reasonably satisfactory to the Administrative Agent;

(d)

evidence acceptable to the Administrative Agent of payment by the appropriate Loan Party of all applicable search and examination charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording and filing of the Mortgage Amendments referred to in this Section 5; and

(e)

evidence that all other action that the Administrative Agent and Increase Lender may deem reasonably necessary or desirable in order cause the Obligations (as increased by the making of the Additional Commitments) to be appropriately and properly secured by a valid and subsisting first priority Lien on the Mortgaged Property.

The Borrower shall deliver or cause to be delivered each of the documents and instruments required pursuant to this Section 5 within 90 days after the Revolving Credit Increase Effective Date, unless extended or waived by the Administrative Agent and the Increase Lender in their sole discretion.  Prior to the delivery of the above, notwithstanding anything contained to the contrary in the Loan Documents, the Increase Lender hereby agrees that no proceeds from the foreclosure or other realization with respect to any Mortgage for which the required Mortgage Amendment has not been received may be applied to Obligations in respect of the Additional Commitments, and such proceeds shall be applied to the other Obligations as if the Additional Commitments were not outstanding (and this sentence shall cease to be of any force or effect when such amendments to such Mortgages and related documentation are so delivered).

Section 6.

Counterparts.  This Increase Joinder may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Increase Joinder by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 7.

Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.

Headings.  The headings of this Increase Joinder are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.

Effect of Increase Joinder.  Except as expressly set forth herein, this Increase Joinder shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  As of the Revolving Credit Increase Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Increase Joinder and the Credit Agreement shall be read together and construed as a single instrument.  This Increase Joinder shall constitute a Loan Document.

Section 10.

Acknowledgement and Affirmation.  Each Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Increase Joinder its obligations under the Loan Documents (including guarantees and security agreements) executed by such Guarantor and (iii) after giving effect to this Increase Joinder, acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

Section 11.

Roles.  It is agreed that Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as “left lead bookrunner” and joint lead arranger for the Additional Commitments.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Increase Joinder to be duly executed as of the date first above written.

SALEM COMMUNICATIONS CORPORATION

By:

  /s/ EVAN D. MASYR

Name: Evan D. Masyr

Title: SVP and Chief Financial Officer

SALEM COMMUNICATIONS HOLDING CORPORATION

By:

  /s/ EVAN D. MASYR

Name: Evan D. Masyr

Title: SVP and Chief Financial Officer

INSPIRATION MEDIA OF TEXAS, LLC

ONEPLACE, LLC

SALEM MEDIA GROUP, LLC

SALEM MEDIA OF ILLINOIS, LLC

SALEM MEDIA OF NEW YORK, LLC

SALEM RADIO OPERATIONS, LLC

SALEM SATELLITE MEDIA, LLC

SCA-PALO ALTO, LLC

By:

SCA LICENSE CORPORATION

as Managing Member

By:

   /s/ EVAN D. MASYR

Name: Evan D. Masyr

Title: VP- Accounting and Finance

BISON MEDIA, INC.

CARON BROADCASTING, INC.

CCM COMMUNICATIONS, INC.

COMMON GROUND BROADCASTING, INC.

INSPIRATION MEDIA, INC.

NEW INSPIRATION BROADCASTING COMPANY, INC.

NI ACQUISITION CORP.

PENNSYLVANIA MEDIA ASSOCIATES, INC.

REACH SATELLITE NETWORK, INC.

SALEM CONSUMER PRODUCTS, INC.

AIR HOT, INC.

SALEM MEDIA OF COLORADO, INC.

SALEM MEDIA OF HAWAII, INC.

SALEM MEDIA OF KENTUCKY, INC.

SALEM MEDIA OF OHIO, INC.

SALEM MEDIA OF OREGON, INC.

SALEM MEDIA OF TEXAS, INC.

SALEM MEDIA OF VIRGINIA, INC.

SALEM MEDIA REPRESENTATIVES, INC.

SALEM RADIO NETWORK INCORPORATED

SALEM RADIO PROPERTIES, INC.

SCA LICENSE CORPORATION

SCHC LUBBOCK APPLICATION, INC.

SOUTH TEXAS BROADCASTING, INC.

SRN NEWS NETWORK, INC.

By:

  /s/ EVAN D. MASYR

Name: Evan D. Masyr

Title: VP- Accounting and Finance

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Increase Lender

By:

  /s/ JOHN RAY

Name: John Ray

Title: Senior Vice President

Accepted and Agreed:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:    /s/ ANTONIKIA L. THOMAS

Name: Antonikia L. Thomas

Title: Assistant Vice President

BANK OF AMERICA, N.A.,

as Swing Line Lender and L/C Issuer

By:    /s/ LISA WEBSTER

Name: Lisa Webster

Title: Senior Vice President

SCHEDULE I

ADDITIONAL COMMITMENTS

Increase Lender	Additional Commitments
Wells Fargo Bank, National Association	$10,000,000